Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Disclosure of cash and cash equivalents [line items]
Cash and Cash Equivalents
14.
Cash and cash equivalents

As of December 31, cash and cash equivalents were as follows:

	2024	2023
Own Balances	189,029	222,808
Merchant Clients Funds	236,143	313,352
Total	425,172	536,160

The Group reported cash on hand, demand deposits and other short-term liquid financial instruments of USD 425,172 as of December 31, 2024, (USD 536,160 on December 31, 2023).

Own Balances represent the Group’s cash and cash equivalents, while Merchant Clients Funds includes freely available funds collected from merchant customers, that can be invested in secure, liquid low-risk assets until transferred to the merchant. As of December 31, 2024, Merchant Clients Funds includes USD 128,725 pending to transfer to Own Balances (USD 59,900 as of December 31, 2023).